As filed with the Securities and Exchange Commission on May 1, 2000



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 28, 2000




                         COOPER TIRE & RUBBER COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-4329                    34-4297750
        (State or other          (Commission               (I.R.S. employer
         jurisdiction of         File Number)            identification no.)
         incorporation)


                  Lima and Western Avenues, Findlay, Ohio 45840
                    (Address of principal executive offices)
                                  (Zip Code)


                                (419) 423-1321
              (Registrant's telephone number, including area code)


                    The Exhibit Index is located at page 3.

Item 5.  Other Events
------   ------------

         As of April 28, 2000, Cooper Tire & Rubber Company's Thomas A. Dattilo assumed the roles of chairman, president and chief executive officer. Dattilo succeeds Patrick W. Rooney, who is retiring.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------   ------------------------------------------------------------------

 (c)     Exhibits.  The following exhibit is filed herewith:


         Exhibit No.                     Description
         -----------                     -----------

            99           Cooper Tire & Rubber Company press release issued
                         April 28, 2000








                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER TIRE & RUBBER COMPANY


                                        By: /S/ Eileen B. White
                                            ----------------------
                                            Corporate Controller
                                            (Principal Accounting Officer)

May 1, 2000
--------------
    (Date)

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                           DESCRIPTION
-------                           -----------

  99       Cooper Tire & Rubber Company press release issued April 28, 2000

                                                                    Exhibit 99

COMPANY CONTACT:  Roger S. Hendriksen                    FOR IMMEDIATE RELEASE
                  (419) 427-4768                         April 28, 2000



COOPER TIRE & RUBBER COMPANY'S THOMAS A. DATTILO NAMED CHAIRMAN, PRESIDENT AND
------------------------------------------------------------------------------
CEO
----


FINDLAY, OHIO, APRIL 28, 2000 - COOPER TIRE & RUBBER COMPANY (NYSE:CTB) As anticipated since an announcement made in February of this year, Cooper Tire & Rubber Company's Thomas A. Dattilo today assumed the roles of chairman, president and chief executive officer. Dattilo succeeds Patrick W. Rooney, who is retiring.

"Tom takes the helm at a very exciting time for Cooper," said outgoing chairman Rooney. "His experience and leadership in our industries will serve the company well through the integration of our newly acquired operations and the continued growth of the Tire Group and Cooper-Standard Automotive. I am leaving the company in good hands."

Dattilo joined Cooper Tire & Rubber Company as president and chief operating officer on January 4, 1999. In February 1999 he was elected to the board of directors. Prior to joining Cooper, Dattilo spent more than 21 years in the automotive parts business with his latest position being president, sealing products for Dana Corporation of Toledo, Ohio.

Mr. Dattilo's background includes a B.A. from The Ohio State University and a J.D. from the University of Toledo College of Law. He also completed the Harvard Business School Advanced Management Program. He is a native of Akron, Ohio, a past chairman of the Automotive Parts Manufacturers Association and a member of numerous business organizations.

Company Description

Cooper Tire & Rubber Company is headquartered in Findlay, Ohio and specializes in the manufacture and marketing of automotive products. Products for Cooper's Tire Group include automotive, motorcycle and truck tires, inner tubes, tread rubber and equipment. In the Automotive Group, Cooper is an original equipment supplier of sealing, trim, NVH control systems and fluid handling systems for the automotive industry in North America, Europe, Australia and South America. Other products for this group include rubber and plastic sealing components for the refrigeration industry in North America. Cooper has more than 25,000 employees and 77 manufacturing facilities in 12 countries. For more information, visit the Company's web site at: www.coopertire.com.

Editor's note: Photos of Thomas A. Dattilo are available upon request by contacting: dacrow@coopertire.com or by calling 419-427-4857.